EXHIBIT 10.34

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

                                 PROXYMED, INC.

                  7% Convertible Senior Secured Promissory Note
                               Due January 1, 2001

$___________________                                               June___, 2000
                                                              New York, New York

         FOR VALUE RECEIVED, ProxyMed, Inc., a Florida corporation (the "Company"), with its principal executive office at 2555 Davie Road, Ft. Lauderdale, Florida 33317 promises to pay to the order of _____________________, (together with any permitted registered assigns, the "Payee"), at ______________________________ or at such other place as the Payee or any holder hereof may designate in writing, the principal amount of _______________Dollars ($________________) (the "Principal Amount"), in lawful money of the United States, on January 1, 2001 (the "Maturity Date"). The Company also promises to pay interest on the unpaid Principal Amount hereof in like money at said office or place from the date hereof until the Maturity Date at a rate equal to 7% per annum, payable on the Maturity Date. In the event this Note is not repaid on the Maturity Date, interest on the overdue Principal Amount and accrued interest thereon shall be payable on demand at a rate (the "Default Rate") equal to 13% per annum from the date of default until repayment; provided that in no event shall the interest rate exceed the Maximum Rate (as defined in Section 2 below). Interest shall be payable on the basis of a 360-day year of twelve 30-day months and actual days elapsed.

         This Note is one of the 7% Convertible Senior Secured Notes due January 1, 2001 of the Company issued pursuant to the Subscription Agreement, dated June ___, 2000 (the "Subscription Agreement"), entered into by the Company and certain accredited investors, and the holder of this Note is entitled to enforce the provisions and enjoy the benefits thereof as provided in said Subscription Agreement, and such terms are incorporated herein by reference. Capitalized terms used, and not defined, herein shall have the meanings ascribed thereto in the Subscription Agreement.

         Notwithstanding anything to the contrary provided herein or elsewhere, at any time and from time to time prior to a mandatory conversion pursuant to this Note and Section 5.A.2 of the Subscription Agreement, but not earlier than the first to occur of (a) the Company obtaining shareholder approval of the issuance of the Securities or (b) September 4, 2000, the Payee may elect to have all or a portion of the Principal Amount under this Note, together with accrued and unpaid interest thereon, paid by converting all or a portion of such indebtedness under this Note into shares of the Common Stock at the Conversion Price (such Conversion Price subject to adjustment as provided in Section 5A of the Subscription Agreement and Section 6 of the Series C Designation). In addition, all or portion of the Principal Amount under this Note, together with accrued and unpaid interest thereon, shall be automatically convertible into shares of the C Preferred Shares on the terms and at a conversion rate as set forth in Section 5.A.2 of the Subscription Agreement.

         This Note may not be prepaid.

         1. Day of Payment. Whenever any payment to be made hereunder shall become due and payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day and, in the case of any payment of principal, such extension of time shall in such case be included in computing interest on such payment. Interest on past due principal and accrued interest thereon shall be calculated as follows: The amount of principal and interest past due multiplied by the Default Rate and multiplied by a fraction, the numerator of which is the number of days such principal and interest is past due and the denominator of which is 360.

         2. Maximum Rate. In the event that it is determined that, under the laws relating to usury applicable to the Company or the indebtedness evidenced by this Note ("Applicable Usury Laws"), the interest charges and fees payable by the Company in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the "Maximum Rate"), then such interest shall be recalculated for the period in question and any excess over the Maximum Rate paid with respect to such period shall be credited, without further agreement or notice, to the Principal Amount outstanding hereunder at the Maturity Date to reduce said balance by such amount with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal. In no event shall any agreed-to or actual exaction as consideration for this Note exceed the limits imposed or provided by Applicable Usury Laws in the jurisdiction in which the Company is resident applicable to the use or detention of money or to forbearance in seeking its collection in the jurisdiction in which the Company is resident.

         3. Obligation to Pay. Each payment by the Company pursuant to this Note shall be made without set-off, reduction, deduction or counterclaim of any kind or amount or for any reason, and in immediately available funds.

         4. Waivers, Enforcement and Collection. The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default, to pay to the holder of this Note, on demand, all costs and expenses (including legal fees) incurred in connection with the enforcement and collection of this Note.

         5. Collateral. This Note is secured by the Security Agreements of the Company in favor of the Payee covering the Collateral, and is entitled to the benefits thereof.

         6. Parties In Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of its successors and permitted assigns of the Company and the Payee, respectively, whether so express or not.

         7. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

         8. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL. THE COMPANY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE COMPANY FOR BREACH HEREOF OR THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY THE COMPANY OR ON COMPANY'S BEHALF, AS THE COMPANY MAY ELECT, AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. IN ADDITION, THE COMPANY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         THE COMPANY FURTHER WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

         Nothing herein shall be construed as the consent of the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

         Transfer of this Note is registrable on the note register of the Company upon presentation at the principal office of the Company, accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, or on behalf of, the holder hereof. This Note may also be exchanged at such offices for one or more Notes in any authorized denominations, as requested by the holder, of a like aggregate unpaid principal amount.

         Prior to due presentment for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal and premium, if any, and interest as herein provided and for all other purposes.

         IN WITNESS WHEREOF, this Note has been executed and delivered in New York, New York on the date specified above by the duly authorized representative of the Company.

                                          PROXYMED, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                     - 5 -